Exhibit 99.1

NEWS RELEASE

Contacts:	Rob Capps, President & CEO MIND Technology, Inc. 281-353-4475 Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600 MIND@dennardlascar.com

MIND Technology Announces ATM and Stock Buyback Programs

THE WOODLANDS, TX, September 2, 2025 – MIND Technology, Inc. (“MIND” or the “Company”) (Nasdaq: MIND) announced today that on August 28, 2025, it entered into an equity distribution agreement with Lucid Capital Markets LLC pursuant to which it may sell up to $25.0 million of common stock from time to time under an “at-the-market” program. Additionally, on August 28, 2025, the Company’s Board of Directors authorized the repurchase of up to $4.0 million of the Company’s common stock at anytime through August 31, 2027.

Rob Capps, President and CEO of MIND, stated, “We have taken these preparatory steps so that we can act quickly and efficiently should circumstances or market conditions warrant. These actions are consistent with our stated strategy to explore all ways to enhance stockholder value. Should we have a need for additional capital to exploit growth opportunities or should there be an opportunity to raise non-dilutive capital, the ATM program will enable us to do so in a very efficient manner. On the other hand, should market conditions indicate that investment in our own stock is the best use of our capital, the stock buyback program will position us to do that quickly and efficiently.”

About MIND Technology

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom. Its Seamap unit designs, manufactures and sells specialized, high performance, marine exploration and survey equipment.

Forward-looking Statements

Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, our objectives for future operations, and future orders and anticipated delivery of existing orders, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital and volatility in commodity prices for oil and natural gas.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

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